EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of Peninsula Gaming, LLC and subsidiaries on Form S-4 of our report dated March 10, 2004 (June 16, 2004 as to Note 1), with respect to The Old Evangeline Downs, L.L.C. (a wholly owned subsidiary of Peninsula Gaming, LLC), appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

July 27, 2004



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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of Peninsula Gaming, LLC and subsidiaries on Form S-4 of our report dated March 10, 2004 (June 16, 2004 as to Note 1), with respect to The Old Evangeline Downs, L.C. (the "Predecessor Company"), which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Predecessor Company changing its method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

July 27, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of Peninsula Gaming, LLC and subsidiaries (the "Company") on Form S-4 of our report dated March 10, 2004 (June 16, 2004 as to Note 1), which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's changing its method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

July 27, 2004